EXHIBIT 10.22

                          DATED AS OF NOVEMBER 1, 1997



         (1)      DURABLE ELECTRONICS INDUSTRIES LIMITED
                  (AS COMPANY)


                                      AND

         (2)      DURABLE ELECTRICAL METAL FACTORY LIMITED
                 (AS CHARGEE)




                        --------------------------------
                                     CHARGE
                        --------------------------------

                                    CONTENTS

CLAUSE         HEADING                                                      PAGE

1.             INTERPRETATION..................................................1

2.             CHARGE AND ASSIGNMENT...........................................3

3.             PERFECTION OF SECURITY AND FURTHER ASSURANCE....................4

4.             REPRESENTATIONS BY THE COMPANY..................................4

5.             OBLIGATIONS OF THE COMPANY......................................5

6.             EVENTS OF DEFAULT...............................................7

7.             ENFORCEMENT.....................................................7

8.             CHARGEE'S ADDITIONAL POWERS AND RIGHTS.........................14

9.             APPLICATION OF RECEIPTS........................................14

10.            INDEMNITY......................................................15

11.            APPLICABLE RATE OF EXCHANGE....................................15

12.            COSTS AND EXPENSES.............................................15

13.            GENERAL........................................................16

14.            NOTICES........................................................17

15.            GOVERNING LAW..................................................18

Schedule       The Assets.....................................................20

THIS CHARGE is made as of the 1st day of November 1997.

BETWEEN:

(1) DURABLE ELECTRONICS INDUSTRIES LIMITED (the "COMPANY"), a company duly incorporated under the laws of Hong Kong (Company No.: 35273) whose registered office is at 1st Floor, Efficiency House, 35 Tai Yau Street, San Po Kong, Kowloon, Hong Kong; and

(2) DURABLE ELECTRICAL METAL FACTORY LIMITED (the "CHARGEE") whose registered office is at 1st Floor, Efficiency House, 35 Tai Yau Street, San Po Kong, Kowloon, Hong Kong.

WHEREAS:

(A) Pursuant to a working capital loan agreement and a US$6,219,512 loan agreement both dated as of 1 November 1997 (collectively the "AGREEMENTS", which expression shall include such Agreements as may from time to time be supplemented, amended, modified or replaced, and "AGREEMENT" shall mean either of them) and made between the Company, as borrower, the Chargee, as lender, and New M-Tech Corporation, as guarantor, the Chargee agreed to provide certain loan facilities to the Company upon the terms and conditions therein mentioned.

(B) The Company has undertaken with the Chargee under each of the Agreements that the Company execute this Charge, and this Charge is accordingly supplemental to each of the Agreements.

NOW THIS DEED WITNESSES as follows:

1.       INTERPRETATION

1.1 Except as otherwise defined or redefined herein or the context otherwise requires, all expressions defined in the Agreements shall have the same meanings in this Charge.

1.2 In this Charge the following words and expressions shall have the following meanings:

         "CHARGED ASSETS": the property and assets charged under this Charge in favour of the Chargee and all other property and assets which at any time are or are required to be charged in favour of the Chargee under this Charge;


                                       1.

         "ENCUMBRANCE": any mortgage, charge, pledge, hypothecation, lien, assignment, title retention, option, right of set off, security interest, trust arrangement and any other preferential right or agreement to confer security and any transaction which, in legal terms, is not a secured borrowing but which has an economic or financial effect similar to that of a secured borrowing;

         "FLOATING CHARGE ASSETS": the assets of such company from time to time expressed to be charged by this Charge by way of floating charge;

         "INTEREST": interest computed at the rate stated in clause 5.4 of each of the Agreements for overdue sums and compounded according to the usual practice from time to time of the Chargee in respect of all or any of the Secured Indebtedness;

         "LOAN": the aggregate principal amount from time to time borrowed or outstanding under the Agreements;

         "MINIMUM RISKS": the risks in respect of loss or damage by fire, storm, tempest, flood, lightning, civil commotion, riot, explosion, malicious damage, aircraft and other aerial devices and articles dropped therefrom, burst pipes and impact damage;

         "ORDINANCE": the Conveyancing and Property Ordinance, Chapter 219 of the Laws of Hong Kong;

         "RECEIVER": a receiver or receivers appointed in accordance with the provisions of this Charge;

         "SECURED INDEBTEDNESS": the Loan and all interest thereon and all other moneys which are now or may at any time hereafter be due, owing or incurred by the Company, the Guarantor or any other security party to the Chargee in respect of or in connection with the Loan whether actually or contingently, alone or jointly with any other person, and whether as principal debtor or surety or otherwise howsoever, and in whatever name, form or style under or pursuant to the Agreements, this Charge and any other securities issued or guaranteed by the Company, the Guarantor or any other security party and now or hereafter held by the Chargee;

         this "SECURITY":  the security constituted by this Charge;

         "SENIOR DEBT": all present and future sums, liabilities and obligations from time to time owing or incurred (actually or contingently) under, pursuant to or in connection with the Leumi Credit Agreement and/or the Senior Security;

         "SENIOR SECURITY": the security granted under, pursuant to or in connection with the Leumi Credit Agreement to secure the Senior Debt or any part thereof, including any alterations or supplements to the security, novations of the security or replacement of the security;

1.3 References in this Charge to statutes shall include any other statute, bye-law, regulation or delegated legislation in force whether before or after the date of this Charge modifying, re-enacting, extending or made pursuant to the first-mentioned statute.


                                       2.

1.4 References in this Charge to Clauses, Sub-clauses, Recitals and the Schedule are references to those contained in this Charge.

1.5 Clause headings are for ease of reference only and shall not affect the construction of this Charge.

1.6 Words importing the singular number only shall include the plural and vice versa and words importing the masculine gender shall include the feminine and neuter genders and vice versa.

1.7 The expression "CHARGEE" shall include its successors, assigns and transferees and this Charge shall enure to the benefit of and be enforceable by the Chargee notwithstanding any change in its constitution or its absorption into or amalgamation with any other person or the acquisition of all or part of its undertaking by any other person.

2.       CHARGE AND ASSIGNMENT

2.1      (a)      Subject always to the Senior Security, the Company HEREBY
                  CHARGES in favour of the Chargee as security for the payment and discharge of the Secured Indebtedness:

                  (i) by way of fixed charge all present and future fixtures, plant, machinery, vehicles, furniture, furnishings, fixtures, goods, assets, merchandise, consumables, products computers, and other office tools, equipment and appliances and the benefit of all contracts and warranties relating to the same in which the Company now or at any time during the continuance of this Security has an interest (including but not limited to those listed on the Schedule); and

                  (ii) by way of floating charge all raw materials, stock-in-trade, work-in-progress and inventory of the Company from time to time and all other undertaking, property and assets, both present and future of the Company, including those comprised in the property, assets and undertaking of the Company described in Sub-clause (i) above if and insofar as the charge on such property, assets and undertaking or on any part or parts thereof shall for any reason be ineffective as a fixed charge.

         (b) The Charges may at any time by notice to the Company convert the floating charge hereby created into a fixed charge as regards such Charged Assets as may be specified (whether generally or specifically) in such notice.

2.2 This Security is a continuing security and shall remain in force notwithstanding any intermediate payment or settlement of account or other matter whatsoever and is in addition to and shall not merge into or otherwise prejudice or affect any guarantee, Encumbrance or other right or remedy now or hereafter held by or available to the Chargee and shall not be in any way prejudiced or affected thereby or by the invalidity


                                       3.

         thereof or by the Chargee now or hereafter dealing with exchanging releasing modifying or abstaining from perfecting or enforcing any of the same or any right which the Chargee may now or hereafter have or giving time for payment or indulgence or compounding with any other person.

2.3 The Company shall not without the prior written consent of the Chargee create or permit to arise or to subsist any Encumbrance upon the whole or any part of the Charged Assets other than this Security and the Senior Security and, without prejudice to the foregoing, any mortgage, charge, lien, pledge or other Encumbrance hereafter created by the Company (otherwise than in favour of the Chargee) shall be, and be expressed to be, subject to and rank behind this Security.

2.4 The Company shall not, without the prior written consent of the Chargee, part with, sell or dispose of the whole of the Charged Assets or any part thereof except in the case of Floating Charge Assets which may, subject to the other provisions of this Charge, be disposed of in the ordinary course of business.

3.       PERFECTION OF SECURITY AND FURTHER ASSURANCE

3.1 The Company shall, when required by the Chargee (whether before or after this Security shall have become enforceable), execute and do all such mortgages, charges, transfers, assignments, assurances, instruments, notices, documents, acts and things in such form or otherwise as the Chargee may require for maintaining, perfecting or protecting the security intended to be hereby constituted, for further charging the Charged Assets in order to further secure the Secured Indebtedness, for converting any floating charge forming part of this Security into a fixed charge, for protecting the Chargee's interest in the Charged Assets or for effecting or facilitating the exercise by the Chargee of its powers, authorities and discretions conferred on it or any Receiver hereby or by statute. For the purposes of this Clause, a certificate in writing signed by or on behalf of the Chargee to the effect that any particular transfer, assignment, assurance, act or thing required by the Chargee is reasonably required shall be conclusive evidence of the fact.

3.2 The Company shall from time to time when so required by the Chargee produce to and/or deposit with the Chargee, during the continuance of this Security, all deeds and documents of title relating to the Charged Assets or any of them.

4.       REPRESENTATIONS BY THE COMPANY

         The Company hereby represents and warrants that:

         (a) the Company is and will, at all times during the subsistence of this Security, be the sole lawful and beneficial owner of all of the Charged Assets and has the right to charge the Charged Assets in the manner herein free from any lien, mortgage, charge or other Encumbrances (save for this Security and the Senior Security).

         (b) it has not sold or granted any rights of pre-emption over or agreed to sell or grant any right of pre-emption over or otherwise disposed of or agreed to dispose of,


                                       4.

                  the benefit of all or any of its rights, title and interest in and to the Charged Assets or any part thereof (save for the Senior Security);

         (c) the Company is not and is not deemed to be unable to pay its debts within the meaning of Section 178 of the Companies Ordinance nor will it be so deemed in consequence of its entering into this Charge or any of the transactions contemplated hereby or by the Agreements; and

         (d) the execution of this Charge and the creation of this Security are within the corporate powers of the Company and the directors of the Company have taken all necessary action to authorise such execution and creation and the implementation of this Charge.

5.       OBLIGATIONS OF THE COMPANY

5.1      The Company shall take all such action as is available to it:-

         (a) to perfect and protect the security intended to be conferred on the Chargee by or pursuant to this Charge;

         (b)      to maintain the security hereby intended to be created; and

         (c) to make all such filings and registrations, and to take all such other steps, as may be necessary in connection with the creation, perfection or protection of any security which it may, or may be required to, create in connection herewith.

5.2 During the continuance of this Security, the Company covenants that it shall:-

         (a) not without the prior written consent of the Chargee grant or agree to grant any lease or licence affecting all or any of the Charged Assets or accept or agree to accept any surrender of any lease or licence thereof or agree, accept, suffer or permit any alteration, variation or addition to the terms of such lease or licence;

         (b) at all times give to the Chargee such information as the Chargee may reasonably require for the purpose of the discharge of the powers, rights, duties, trusts, authorities and discretions vested in it hereunder or by operation of law;

         (c) ensure that it is and remains the sole, lawful and beneficial owner of all of the Charged Assets free from any lien, mortgage, charge or other Encumbrances (save for this Security and the Senior Security and as otherwise permitted hereunder or under the Agreements);

         (d) indemnify the Chargee and, as a separate covenant, any Receiver or Receivers appointed by it hereunder against all existing and future Taxes, duties, charges, assessments, impositions and outgoings whatever (whether imposed by deed or statute or otherwise and whether in the nature of capital or revenue and even


                                       5.

                  though of a wholly novel character) now or at any time during the continuance of this Security payable in respect of the Charged Assets or any part thereof and, if any such sums shall be paid or incurred by the Chargee or any such Receiver or Receivers, the same shall be repaid by the Company on demand together with Interest as if such sums were unpaid sums from the time or respective times of the same having been paid or incurred by the Chargee or such Receiver or Receivers, as the case may be, to the date of such repayment;

         (e) insure and keep insured all of the Charged Assets with such insurer and against such risks (including, in any event, the Minimum Risks) and in such amounts and otherwise upon such terms as the Chargee may from time to time require in each case in the name of the Chargee or with the interest of the Chargee noted on the policy, as the Chargee may require, and with a clause to ensure payment of any loss to the Chargee in the full replacement value thereof, and maintain such other insurances as are normally maintained by a prudent company carrying on similar business, and duly pay and discharge all premiums and other moneys necessary for effecting and keeping up such insurances, and produce to and deposit with the Chargee the policies of such insurance and all premium receipts in respect thereof forthwith upon receipt of the same, failing which the Chargee may take out or renew such insurances in any sum which the Chargee may think expedient, and all moneys expended by the Chargee under this Clause shall be reimbursed by the Company on demand and bear Interest from the time of the same having been expended and, until such payment, the same shall be deemed part of the Secured Indebtedness and shall be recoverable accordingly. Prior to the occurrence of an Event of Default, all moneys to be received by virtue of any of the aforesaid insurances shall, at the option of the Chargee, be applied either in replacing, restoring or reinstating the undertaking, property and assets or part thereof destroyed or damaged or in prepayment and/or reduction of the Secured Indebtedness (and pending such application, the proceeds may be placed by the Chargee in a suspense account). Upon and after the occurrence of an Event of Default, all moneys to be received by virtue of any of the aforesaid insurances shall be applied by the Chargee in prepayment and/or reduction of the Secured Indebtedness (and pending such application, the proceeds may be placed by the Chargee in a suspense account);

         (f) in the event that a deficiency exists after all moneys to be received by virtue of any insurances referred to in Sub-clause
                  (e) above have been applied towards replacing restoring or reinstating the Charged Assets or part thereof as referred to in Sub-clause (e) above, the Company shall forthwith make good or cause to be made good such deficiency;

         (g) do all such things and execute all such documents as the Chargee may reasonably require for the purpose of perfecting the Chargee's security or assuring to the Chargee that the assets of the Company will not be lost or dissipated;

         (h) carry on its business in a proper and efficient manner and shall not, without the prior written consent of the Chargee, make any material alteration in the nature


                                       6.

                  of that business or incur any expenditure or liabilities of an exceptional or unusual nature; and

         (i) promptly afford such facilities as the Chargee shall require to enable the Chargee or its duly authorised agent to investigate to its or their satisfaction the matters aforesaid.

5.3 Save for and subject to the Senior Security, the Company shall not, without the prior written consent of the Chargee:

         (a) sell, assign, transfer, mortgage, charge (including a charge by way of floating charge) create or permit to arise any other Encumbrance thereon, sub-divide, let, lease or otherwise dispose, part with the use, occupation or possession or make any arrangement for the sharing of or otherwise deal with the Charged Assets or any part thereof (or any interest or undivided share or shares therein) or agree to do any of the above whereby any person other than the Company obtains the use, occupation or possession of the Charged Assets or any part thereof (irrespective of whether any rental or other consideration is given) or cause or permit any second or further charge to be effected of the Charged Assets or in any way encumber the equity of redemption therein or diminish jeopardise or prejudice the security hereby afforded to the Chargee or permit the same to be done without the prior written consent of the Chargee; and

         (b) without prejudice to the generality of the foregoing, permit any person to be or become entitled to assert any proprietary or other like right or interest which might adversely affect the value of the Charged Assets.

6.       EVENTS OF DEFAULT

         This Security shall become enforceable by the Chargee immediately upon the happening of any Event of Default.

7.       ENFORCEMENT

7.1 At any time after this Security shall have become enforceable, the Chargee may (subject always to the Senior Debt and the Senior Security) without prejudice to any other rights it may have and without prior notice to the Company:

         (a) sell, call in, collect, convert into money or otherwise deal with or dispose of the Charged Assets or any part thereof on an instalment basis or otherwise and generally in such manner and upon such terms whatever as the Chargee may think fit and the provisions of the Ordinance relating to and regulating the exercise of the said power of sale shall, so far as they relate to this Security, be varied and extended accordingly and, in particular, paragraph 11 of the Fourth Schedule to


                                       7.

                  the Ordinance shall not restrict the exercise by the Chargee of the statutory power of sale conferred on it by the Ordinance;

         (b)      exercise any and all powers which a Receiver could exercise;
                  and

         (c) appoint by writing any person or persons to be a Receiver of all or any part of the Charged Assets, from time to time determine the remuneration of the Receiver and remove the Receiver (except where an order of the Court is required therefor) and appoint another in place of any Receiver, whether he is removed by the Chargee or an order of the Court or otherwise ceases to be the Receiver or one of two or more Receivers. Every such appointment or removal, and every delegation, appointment or removal by the Chargee in the exercise of any right to delegate its powers or to remove delegates herein contained, may be made either by deed or by instrument in writing under the hand of any officer of the Chargee or any person authorised in writing in that behalf by any such officer.

7.2 Every Receiver for the time being holding office by virtue of an appointment made by the Chargee hereunder shall (subject to any limitations or restrictions expressed in the deed or other instrument appointing him but notwithstanding any winding-up or dissolution of the Company) have, in relation to the Charged Assets, or as the case may be, that part of the Charged Assets in respect of which he was appointed:

         (a) all the powers (as varied and extended by the provisions hereof) conferred by the Ordinance or otherwise by law on mortgagees (whether or not in possession) and receivers appointed under the Ordinance; and

         (b) power in the name or on behalf and at the cost of the Company which is the beneficial owner of such Charged Assets to exercise all the powers and rights of an absolute owner and do or omit to do anything which the Company itself could do.

7.3 The Receiver shall be the agent of the Company (which shall alone be personally liable for the Receiver's acts, defaults and remuneration) and in particular by way of addition to but with prejudice to any of the foregoing, such Receiver shall have the following additional powers:

         (a)      power to take possession of, collect and get in the Charged
                  Assets;

         (b) power to sell (by public auction, private contract or otherwise), lease or otherwise dispose of or concur in selling, leasing, accepting surrenders or otherwise disposing of the whole or any part of the Charged Assets in such manner and generally upon such terms and subject to such covenants and conditions granted or undertaken in the name of the Company as he shall think fit, and in making any sale or other disposal of any of the Charged Assets in the exercise of their respective powers the Receiver or the Chargee may accept, as and by way of consideration for such sale or other disposal, cash, shares, loan capital or other obligations, including without limitation consideration fluctuating according to or


                                       8.

                  dependent upon profit or turnover and consideration the amount whereof is to be determined by a third party. Any such consideration may be receivable in a lump sum or by instalments and upon receipt by the Receiver shall ipso facto be and become charged with the payment of the Secured Indebtedness. Any contract for any such sale or other disposal by the Receiver or the Chargee may contain conditions excluding or restricting the personal liability of the Receiver or the Chargee (save for gross negligence, fraud or wilful misconduct);

         (c) power to demand and recover all the income in respect of any of the Charged Assets by action, distress or otherwise in the name of either of the Company or the Chargee to the full extent of the estate or interest which the Company could dispose of and to give effectual receipts accordingly for the same;

         (d) power to borrow from the Chargee or others on such terms (with or without security) as he or the Chargee shall think fit and so that, with the prior written consent of the Chargee, any such security may be or include a charge on the whole or any part of the Charged Assets ranking wholly or partly in priority to or pari passu with this Security;

         (e) power to make any arrangement or compromise of claims or enter into any contracts in respect of the Charged Assets as he shall think fit;

         (f)      power to effect and renew insurances relating to the Charged
                  Assets;

         (g) power to employ, engage and appoint such managers and other employees and professional advisers on such terms as he shall think fit including without limitation power to engage his own firm in the conduct of the receivership;

         (h) power to carry out all repairs, developments, improvements and other things which he or the Chargee shall consider necessary or appropriate in respect of the Charged Assets;

         (i) .power to sever any fixtures and fittings from any real property include the Property or any part thereof, and sell the same separately without the consent of the Company being obtained thereto;

         (j) power to make to the exclusion of the directors' power in that behalf, calls conditionally or unconditionally in respect of the uncalled capital of the Company and to enforce the same;

         (k) power to exercise all voting and other rights attaching to stocks, shares and other securities owned by the Company;

         (l) power to grant any option or licence over all or any part of the Charged Assets;

         (m) power to carry on or authorise or concur in carrying on the business of the Company in relation to the Charged Assets or any part thereof and to manage and


                                       9.

                  conduct the same and for such purposes to raise money on the security of the Charged Assets or part thereof or interest thereon in priority to this Security or otherwise and at such rate of interest and generally on such terms and conditions as he may think fit and no person lending any such money shall be concerned to enquire as to the propriety or purpose of the exercise of this power or see to the application of any moneys so raised or borrowed provided that a Receiver shall not exercise this power without first obtaining the written consent of the Chargee;

         (n) power to promote the formation of companies with a view to the same purchasing all or any of the Charged Assets or otherwise;

         (o) power to retain out of any money received by him his remuneration and all cost, charges and expenses properly incurred by him as Receiver;

         (p) power to do all such other things as may seem to him to be incidental or conducive to any other power vested in him or to any of the matters or powers aforesaid; and

         (q) power to exercise any of the above powers on behalf of and in the name of the Company (notwithstanding any liquidation of the Company) or on his own behalf.

7.4 The following provisions as to the appointment, powers, rights and duties of a Receiver shall have effect in the event of the Chargee appointing a Receiver pursuant to Clause 7.1:

         (a) such appointment may be made either before or after the Chargee shall have entered into or taken possession of the Charged Assets or any part thereof;

         (b) such Receiver may (at the absolute discretion of the Chargee) be appointed either receiver of all the Charged Assets or of such part or parts thereof as may be specified in the appointment and in such latter event the powers hereinbefore conferred on a Receiver shall have effect as though every reference therein to the Charged Assets were limited to the part or parts of the Charged Assets so specified;

         (c) such Receiver or Receivers may be vested by the Chargee with such powers and discretions, including powers of management, as the Chargee may think expedient;

         (d) unless otherwise directed by the Chargee, any Receiver may exercise all the powers and authorities vested in the Chargee hereunder;

         (e) such Receiver shall in the exercise of his powers, authorities and discretions conform to any regulations and directions from time to time made and given by the Chargee provided that no person dealing with such Receiver shall be concerned to enquire whether such Receiver has so conformed to such regulations or directions;


                                      10.

         (f) the Chargee may from time to time and at any time require any such Receiver to give security for the due performance of his duties as a receiver and may fix the nature and amount of the security to be so given, but the Chargee shall not be bound in any case to require any such security;

         (g) save so far as otherwise directed by the Chargee, all monies from time to time received by such Receiver shall be paid over to the Chargee to be held by the Chargee on the trusts herein declared of and concerning moneys which arise from any letting, leasing, sale, calling in, collection, conversion or other dealing with the Charged Assets;

         (h) the Chargee may pay over to such Receiver any moneys constituting part of the Charged Assets or the income thereof to the intent that the same may be applied for the purposes hereof by such Receiver, and the Chargee may from time to time determine what funds the Receiver shall be at liberty to keep in hand with a view to the performance of his duties as a receiver;

         (i) every such Receiver shall be the agent of the Company for all purposes and the Company alone shall be responsible for his acts and defaults, loss or misconduct (save in the case of gross negligence, fraud or wilful misconduct) and for the payment of his remuneration, and the Chargee shall not incur any liability therefor by reason of the Chargee appointing him as a receiver or otherwise;

         (j) any Receiver may act in his own name or in the name of the Chargee;

         (k) every Receiver, attorney, manager, agent or other person appointed by the Chargee hereunder shall be entitled to be indemnified out of the Charged Assets and the income thereof in respect of all liabilities and expenses incurred by him in the execution or purported execution of the terms and conditions of this Charge and against all actions, proceedings, claims and demands in respect of any matter or thing done or omitted in any way relating to the Charged Assets and the Chargee may retain and pay out of any money in its hands arising from the terms and conditions of this Charge all sums necessary to effect such indemnity and all such sums shall be a charge on the Charged Assets;

         (l) where more than one Receiver is appointed in accordance with the provisions herein contained any reference in this Charge to a Receiver shall apply to both or all of the Receivers so appointed, and the appointment of the Receivers shall be deemed to be a joint and several appointment to the intent that the rights, powers, duties and discretions vested in the Receivers may be exercised jointly by the Receivers so appointed or severally by each of them; and

         (m) the foregoing powers of appointment of a Receiver shall be and remain exercisable by the Chargee in respect of any part of the Charged Assets in respect of which no appointment of a Receiver by the Chargee shall from time to time be subsisting and notwithstanding that an appointment under the provisions of this Clause shall


                                      11.

                  have subsisted and been withdrawn in respect of that property or shall be subsisting in respect of any other part of the Charged Assets.

7.5 At any time after this Security becomes enforceable, the Chargee or the Receiver may sever the fixtures and fittings from any real property and sell the same separately without the consent of the Company being obtained thereto.

7.6 Neither the Chargee nor any Receiver shall by reason of entering into possession of the Charged Assets or any part thereof be liable to account as mortgagee in possession or for any default or omission of any nature whatsoever for which a mortgagee in possession might be liable, or be liable for any loss or damage occasioned by or upon realisation or for any diminution in value happening in or about the exercise of any power conferred hereby or by statute and the Company shall not have any right or action or claim against the Chargee or any Receiver on the grounds that a better price could or might have been obtained on any such realisation, sale or disposal or for any default or omission of any nature whatsoever for which a mortgagee in possession might be liable. The Company agrees with the Chargee that it will not sue the Receiver in respect of any of the matters referred to above.

7.7 No person dealing with the Chargee or its agent or any Receiver appointed hereunder or with its or his attorneys or agents shall be concerned to enquire whether any event has occurred to authorise the Receiver to act or the security hereby constituted has become enforceable or be concerned with notice to the contrary, or whether the power exercised or purported to be exercised has become exercisable or whether any moneys remain due upon this Security or as to the necessity or expediency of the stipulations and conditions subject to which any sale shall be made, or otherwise as to the propriety or regularity of any sale, calling in, dealing, collection, conversion or power exercised or to see to the application of any money paid to the Chargee or to any Receiver or its or his attorneys or agents, and in the absence of fraud on the part of such person such dealing shall be deemed so far as regards the safety and protection of such person to be within the powers hereby conferred and to be valid and effectual accordingly and the remedy of the Company in respect of any irregularity or impropriety whatsoever in the exercise of such powers shall be in damages only.

7.8 Upon any such letting, leasing, sale, calling in, collection or conversion as aforesaid and upon any other dealing or transaction under the provisions herein contained the receipt of the Chargee or any Receiver for the rent or proceeds thereof and for any other moneys paid to it or him shall effectually discharge the tenant, lessee, purchaser or person paying the same therefrom and from being concerned to see to the application or being answerable for the loss or misapplication thereof.

7.9 The Chargee or any Receiver so appointed shall hold the moneys arising from any such letting, leasing, sale, calling in, collection, conversion or dealing under the powers herein contained and all moneys received under any powers hereby conferred upon the Chargee or upon any Receiver after the security hereby created has become enforceable upon trust to be applied (subject to the payment of any claims having priority to this Charge) in the following order:


                                      12.

         (a) unless the Charged Assets is sold subject to a prior incumbrance, in discharge of that prior incumbrance;

         (b) in payment of the Receiver's lawful remuneration, costs, charges and expenses and all lawful costs and expenses properly incurred in the sale or other dealing;

         (c) in payment of the Secured Indebtedness, and any residue shall be paid to the person who immediately before any sale or other dealing was entitled to the Charged Assets or authorised to give a receipt for the proceeds of the sale of the Charged Assets.

7.10 The Company hereby irrevocably and by way of security appoints the Chargee and any Receiver jointly and each of them severally to be the Company's attorney (with full power of substitution) and in its name and on its behalf and as its act and deed to sign, seal, execute, deliver, perfect and do all deeds, instruments, acts and things whatsoever which shall in the opinion of the Chargee (whose opinion shall be conclusive and binding upon the Company) be necessary or expedient that the Company should do or which the Chargee or a Receiver is empowered to do under this Charge for the purpose of carrying out any obligation hereby declared or imposed upon the Company or for giving to the Chargee the full benefit of any of the provisions hereof and generally to use the Company's name in the exercise of all or any of the powers hereby conferred on the Chargee or any Receiver appointed by the Chargee hereunder. The Chargee shall have full power to delegate the power conferred on it by this Clause, but no such delegation shall preclude the subsequent exercise of such power by the Chargee itself or preclude the Chargee from making a subsequent delegation thereof to some other person; and any such delegation may be revoked by the Chargee at any time. The Company covenants that it will ratify and confirm all that the attorney shall lawfully do or cause to be done by virtue of these presents.

7.11 The power to appoint a Receiver conferred herein or by statute shall be and remain exercisable by the Chargee notwithstanding any prior appointment in respect of all or any part of the Charged Assets.

7.12 The Company declares that as and when this Security becomes enforceable it will hold the Charged Assets (subject to the Company's right of redemption) upon trust to convey, assign or otherwise deal with the same in such manner and to such person as the Chargee shall direct and declares that it shall be lawful for the Chargee by an instrument under its common seal to appoint a new trustee or trustees of the Charged Assets and in particular but without limitation at any time or times to appoint a new trustee or trustees thereof in place of the Company.


                                      13.

8.       CHARGEE'S ADDITIONAL POWERS AND RIGHTS

8.1 At any time after this Security shall have become enforceable the Chargee or a Receiver may (but shall not be obliged to), subject always to the Senior Security, do any such thing and incur any such expenditure as the Chargee or such Receiver shall in its sole discretion consider necessary or desirable to remedy each or any default by the Company and to protect or realise this Security or its interests under this Charge and in particular (but without limitation) may enter upon the Company's property and may pay any moneys which may be payable in respect of any of the Charged Assets and any moneys expended in so doing by the Chargee or Receiver shall be deemed an expense properly incurred and paid by the Chargee and the Company shall reimburse the same on demand to the Chargee.

8.2 If the Company shall without the prior written agreement of the Chargee create or permit to arise or subsist any Encumbrance (save for this Security and the Senior Security) affecting the Charged Assets, the Chargee may open a new account for the Company, and if the Chargee does not in fact open such new account it shall nevertheless be treated as if it had done so at the time when it received notice of such Encumbrance and as from that time all payments made by or on behalf of the Company to the Chargee shall be credited or be treated as having been credited to the new account and such payments shall not operate to reduce the amount due from the Company to the Chargee at the said time (but this Clause shall not prejudice any security which apart from this Clause the Chargee would have had for the discharge by the Company of liabilities or obligations incurred after that time).

8.3 All moneys received, recovered or realised by the Chargee under this Security may at the sole discretion of the Chargee be credited by the Chargee to any suspense or impersonal account pending the application from time to time of such moneys and accrued interest thereon at the rate if any agreed in writing between the Company and the Chargee from time to time (as the Chargee shall be entitled to do in its discretion) in or towards the discharge of any of the Secured Indebtedness.

9        APPLICATION OF RECEIPTS

         Subject to the Senior Security, any moneys received by or on behalf of a Receiver or the Chargee under the powers hereby conferred shall (subject to the repayment of any claims having priority to this Charge) be paid or applied in the following order of priority:

         (a) first, in satisfaction of all costs, charges and expenses properly incurred and payments properly made by the Chargee or any Receiver and of the remuneration of any Receiver;

         (b) secondly, in or towards satisfaction of the Secured Indebtedness in such order as the Chargee in its absolute discretion shall decide; and

         (c)      thirdly, to the person or persons entitled thereto.


                                      14.

10.      INDEMNITY

         The Company hereby agrees to indemnify and hold harmless the Chargee and any Receiver from and against all actions, claims, expenses, demands and liabilities now or hereafter brought against or incurred by either or both of them, or against or by any person for whose act or omission either or both of them may be liable, resulting directly or indirectly from any breach or non-observance by the Company of any of the provisions of this Charge or any payment in respect of provisions of this Charge or any payment in respect of the Secured Indebtedness (whether made by the Company or a third party) being set aside or declared void for any reason. The Chargee shall be entitled so to indemnify and hold harmless the Receiver on behalf of the Company which shall re-imburse the Chargee accordingly. The Company's liability to the Chargee under the first or second sentences hereof shall form part of the Secured Indebtedness and Interest shall accrue thereon accordingly.

11.      APPLICABLE RATE OF EXCHANGE

         All moneys received or held by the Chargee or by a Receiver under this Charge may from time to time be converted into such other currency as the Chargee considers necessary or desirable to cover the Secured Indebtedness in that currency at the then prevailing spot or other appropriate rate of exchange of the Chargee (as conclusively determined by the Chargee) for the currency acquired against the currency in which such moneys were received or held.

12.      COSTS AND EXPENSES

         The Company shall pay or reimburse to the Chargee or the Receiver (as the case may be), on demand all costs, charges and expenses incurred and all other money paid by the Chargee in connection with the preparation and execution of this Charge and the exercise by the Chargee or any Receiver of its or his rights, powers and discretions under this Charge, the administration of this Charge, the protection and the enforcement of this Security and the payment of the Secured Indebtedness or any other sum due from the Company to the Chargee including without limitation all remuneration and expenses payable to the Chargee or Receiver, and all stamp and other duties and taxes (if any) to which this Charge and any other document executed in connection herewith may be subject; and all of the foregoing shall be deemed expenses properly incurred and paid by the Chargee hereunder and may be debited to any account of the Company and shall form part of the Secured Indebtedness and Interest shall accrue thereon accordingly.


                                      15.

13.      GENERAL

13.1 No failure or delay by the Chargee in exercising any right, power or privilege under this Charge shall operate as a waiver thereof, nor shall any single or partial exercise by the Chargee of any right, power or privilege preclude any further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

13.2 Any release, settlement or discharge between the Company and the Chargee shall be conditional upon no security or payment made or given to the Chargee being avoided, reduced, set aside or rendered unenforceable by virtue of any provision or enactment now or hereafter in force relating to bankruptcy, insolvency or liquidation and if any such security or payment shall be avoided, reduced, set aside or rendered unenforceable the Chargee shall be entitled to recover the full amount or value of any such security or payment from the Company and otherwise to enforce this Charge as if such release, settlement or discharge had not taken place.

13.3 The benefit of this Charge shall be transferable by the Chargee, without regard to any set-off, counterclaim or equities between the Company and the Chargee or any intermediate holder.

13.4 A certificate signed by an officer of the Chargee as to the amount at any time of the Secured Indebtedness or any part thereof or any Interest accrued thereon shall be binding and conclusive on the Company.

13.5     This Security:

         (a) shall be a continuing security and shall not be considered satisfied by any intermediate payment or settlement of account or otherwise but shall remain in force until all the Secured Indebtedness shall have been paid or discharged in full;

         (b) shall not prejudice or be prejudiced by any other security held by the Chargee at any time or any right the Chargee might have against any other person in respect of the Secured Indebtedness or any part thereof; and

         (c) shall not be affected or discharged by the taking, holding, varying, non-enforcement or release by the Chargee of any other security for all or any of the sums payment of which is hereby covenanted to be made or is hereby secured, or by any other thing done or omitted or neglected to be done by the Chargee in relation to any such other security, and is in addition to and not in substitution for any other security which the Chargee may at any time hold for the payment of such moneys or any of them and may be enforced without first having recourse to any such other security.

13.6 If any one or more of the provisions contained in this Charge shall be invalid, illegal, or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.


                                      16.

13.7 No provisions hereof may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought.

13.8 This Charge shall be binding upon and enure to the benefit of each party hereto and its permitted assigns, except that the Company may not assign or transfer any of its rights or benefits hereunder.

14.      NOTICES

14.1 Any notice or other communication served, given or made under this Charge will be in writing and, without prejudice to the validity of any other method of service, may be delivered personally or by courier or sent by facsimile transmission, addressed as follows:

         (a)      if to the Chargee, to:
                  Address: 1st Floor, Efficiency House
                           35 Tai Yau Street
                           San Po Kong
                           Kowloon
                           Hong Kong
                  Facsimile transmission number: (852) 2352 2355
                  Attention: Mr. Raymond So
                  C.C.: Mr. Burton A. Honig;

         (b)      if to the Company, to:
                  Address: 1st Floor, Efficiency House
                           35 Tai Yau Street
                           San Po Kong
                           Kowloon
                           Hong Kong
                  Facsimile transmission number:  (852) 2352 2355
                  Attention: Mr. Joel Newman
                  C.C.: Mr. Leo Schuck;

         or to any other address or facsimile transmission number, or person for whose attention the communication is to be addressed, as the relevant addressee may substitute by fourteen days' prior notice in writing to the other party to this Charge.

14.2 Any notice or other communication will be deemed to have been duly served, given or made (i) in the case of posting, two Business Days after the envelope containing the notice was delivered to the courier; or (ii) in the case of delivery, when left at the relevant address; or
         (iii) in the case of a facsimile transmission, on receipt by the addressee of the substantially complete text in legible form.

                                      17.

14.3 All notices, certificates and other documents and communications given or made under or in connection with this Charge will be in the English language.

15.      GOVERNING LAW

15.1 This Charge shall be governed by and construed in all respects in accordance with English law and it is irrevocably agreed for the exclusive benefit of the Chargee that the courts of England are to have non-exclusive jurisdiction to settle any disputes which may arise out of or in connection with this Charge and that accordingly any suit, action or proceeding arising out of or in connection with this Charge (in this Clause referred to as "PROCEEDINGS") may be brought in such courts. Nothing in this Clause shall limit the right of the Chargee to take the Proceedings against the Company in any other court of competent jurisdiction, nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction, whether concurrently or not.

15.2     The Company hereby appoints_________________________________________ of
         ______________________________________________________________________,
         England (marked for the attention of _________________________________)
         as its authorised agent for the purpose of accepting service of process for all purposes in connection with this Charge.

15.3 To the extent that the Company may be entitled in any jurisdiction to claim for itself or any of its property or assets immunity in respect of its obligations under this Charge from service of process, jurisdiction, suit, judgment, execution, attachment (whether before judgment, in aid of execution or otherwise) or legal process or to the extent that in any jurisdiction there may be attributed to it or all or any of its property or assets immunity of that kind (whether or not claimed), the Company irrevocably agrees not to claim and irrevocably waives that immunity to the fullest extent permitted by the laws of that jurisdiction.

IN WITNESS WHEREOF this Charge has been duly executed by all the parties hereto the day and year first above written.

THE COMPANY

SIGNED, SEALED and DELIVERED                           )
by                                                     )
as attorney for and on behalf of                       )     /S/ ILLEGIBLE
DURABLE ELECTRONICS                                    )
INDUSTRIES LIMITED                                     )
as its Deed in the presence of                         )



                                      18.

THE CHARGEE

SIGNED, SEALED and DELIVERED                           )
by                                                     )
as attorney for and on behalf of                       )     /S/ ILLEGIBLE
DURABLE ELECTRICAL METAL                               )
FACTORY LIMITED                                        )
as its Deed in the presence of                         )




                                      19.

                                    SCHEDULE

                                   THE ASSETS



                                      20.